                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement                        [ ]     Confidential, for Use of the
[x]      Definitive Proxy Statement                                 Commission Only (as permitted
[ ]      Definitive Additional Materials                            by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to Rule
         14a-11(c) or Rule 14a-12

                            TUFCO TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
         ----------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------
         (5)     Total fee paid:
         ----------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
         ----------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
         ----------------------------------------------------------------------
         (2)     Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------
         (3)     Filing Party:
         ----------------------------------------------------------------------
         (4)     Date Filed:
-------------------------------------------------------------------------------

                            TUFCO TECHNOLOGIES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 24, 1998

                            ------------------------

TO OUR STOCKHOLDERS:

         You are invited to attend either in person or by proxy the Annual Meeting of Stockholders of Tufco Technologies, Inc. (the "Company") to be held at South Seas Plantation, Captiva Island, Florida 33924 on Tuesday, February 24, 1998, at 8:00 a.m., local time for the following purposes:

         1. To elect seven directors to serve for a one-year term and until their successors are elected and qualified.

         2. To approve an amendment to the Company's 1992 Non-Qualified Stock Option Plan to increase the number of shares authorized for issuance under the plan.

         3. To approve an amendment to the Company's 1993 Non-Employee Director Stock Option Plan to increase the number of shares authorized for issuance under the plan.

         4. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 1998.

         5. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors has fixed the close of business on January 23, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors hopes that you will find it convenient to attend the Annual Meeting in person, but whether or not you plan to attend, please complete, sign, date and return the enclosed Proxy to ensure that your shares of Common Stock are represented at the Annual Meeting. Returning your Proxy does not deprive you of the right to attend the Annual Meeting and vote your shares in person.





                                                             Gregory L. Wilemon,
                                                             Secretary

February 6, 1998

                            TUFCO TECHNOLOGIES, INC.
                               4800 SIMONTON ROAD
                              DALLAS, TEXAS 75244

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, FEBRUARY 24, 1998

                             ---------------------

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Tufco Technologies, Inc. (the "Company" or "Tufco") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at South Seas Plantation, Captiva Island, Florida 33924 on Tuesday, February 24, 1998 at 8:00 a.m., local time, and at any postponements or adjournments thereof. Only stockholders of record as of the close of business on January 23, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding 3,713,757 shares of Common Stock, $0.01 par value (the "Common Stock"), the only outstanding class of stock entitled to vote. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held.

         Shares of Common Stock cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. All stockholders are urged to complete, sign, date and promptly return the Proxy in the enclosed postage- paid envelope after reviewing the information contained in this Proxy Statement and in the Annual Report. Valid Proxies will be voted at the Annual Meeting and at any postponements or adjournments thereof in the manner specified therein. If no direction is given, but the Proxy is validly executed, such Proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this Proxy Statement, FOR the amendment of the 1992 Non-Qualified Stock Option Plan, FOR the amendment of the 1993 Non-Employee Director Stock Option Plan and FOR the ratification of the selection of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 1998 ("Fiscal 1998"). The persons authorized under the Proxies will vote upon such other business as may properly come before the Annual Meeting in accordance with their best judgment.

         A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at the Company's principal executive office, a written notice of revocation or by submitting a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing the desire to vote his or her shares in person.

         A majority of the outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting; however, if a quorum is not present in person or represented by proxy at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

         Broker non-votes (i.e., a nominee holding shares of Common Stock for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will not be included in the determination of the number of shares present at the Annual Meeting for quorum purposes.

         This Proxy Statement, accompanying Proxy and Annual Report to Stockholders (the "Annual Report") for the fiscal year ended September 30, 1997 ("Fiscal 1997") are first being mailed to stockholders on or about February 9, 1998. Although the Annual Report is being mailed to stockholders with this Proxy Statement, it does not constitute part of this Proxy Statement.

         YOUR PROXY VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH THE COMPANY'S TRANSFER AGENT (STOCKTRANS, INC.) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY CARD FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                  PROPOSAL ONE
                      NOMINATION AND ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors will consist of one to twelve directors, as determined from time to time by resolution of the Board. The Board has fixed the number of directors at seven, all of whom are to be elected at the Annual Meeting. Each director will serve until the 1999 Annual Meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

         The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Board of Directors, unless a contrary instruction is given in the Proxy.

         Each stockholder is entitled to cast one vote for each share of Common Stock held on the Record Date. The affirmative vote of a plurality of the quorum shares is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

         The persons nominated to be directors of the Company are listed below. All of the nominees listed below are currently directors of the Company and have been directors since 1992, except Mr. LeCalsey, who became a director in September 1996.

         The following information as of January 27, 1998 is submitted concerning the nominees named for election as directors:

NAME                            AGE        POSITION WITH THE COMPANY
----                            ---        -------------------------
Robert J. Simon (1)(2)(3)       39         Chairman of the Board of Directors
Samuel J. Bero (1)(3)           62         Director
C. Hamilton Davison, Jr.        38         Director
Patrick J. Garland (1)(3)       66         Director
Louis LeCalsey III              58         Director, President and Chief Executive Officer
Edward A. Leinss (2)            56         Director
William J. Malooly (2)          55         Director

_____________________
(1)      Member of the Executive Committee
(2)      Member of the Audit Committee
(3)      Member of the Compensation Committee

         The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by each such nominee:

         Robert J. Simon -- Mr. Simon has been Chairman of the Board of Directors of Tufco since February 1992. Mr. Simon has been a Senior Managing Director of Bradford Ventures Ltd., a private investment firm, since 1992 and a general partner of Bradford Associates since 1989. Prior to that time, Mr. Simon held the following positions with Bradford Ventures Ltd.: Managing Director from 1989 to 1991; Senior Vice President from 1987 to 1989; and Vice President from 1984 to 1987. Mr. Simon is Chairman of the Board or director of numerous public and private companies, including Ampco Metal, Inc., HoloPak Technologies, Inc., Overseas Private Investors Ltd., Overseas Equity Investors Ltd., Pamarco Technologies, Inc. and Paramount Cards Inc.

         Samuel J. Bero -- Mr. Bero had been President and Chief Executive Officer from November 1993 until he retired in July 1995, Executive Vice President since November 1992, and General Manager of Tufco Industries, Inc. (the "Predecessor") since 1974, when he co-founded the Predecessor with Mr. Garland and two other individuals. Mr. Bero has been a director of the Company since it was founded in 1992 and has over 34 years of experience in the converting industry.

         C. Hamilton Davison, Jr. -- Mr. Davison has been a director of the Company since it was founded in 1992. Mr. Davison has been an executive officer and director of Paramount Cards Inc. since 1988, serving as its President from 1988 through 1996, and as President and Chief Executive Officer from 1996 to the present. Mr. Davison served as the 1996 president of the greeting card industry trade association and continues to serve as a director and a member of its executive committee. Mr. Davison is also a director of Valley Resources, Inc.

         Patrick J. Garland -- Mr. Garland has been a director of the Company since it was founded in 1992. Mr. Garland was the President of Tufco from 1974, when he co-founded the Predecessor with Mr. Bero and two other individuals, until November 1993. Mr. Garland retired from Tufco in February 1994 when his employment agreement expired. He continues to serve as a director of Tufco and has over 34 years of experience in the converting industry.

         Louis LeCalsey III -- Mr. LeCalsey has been a Director, President and Chief Executive Officer of Tufco since September 19, 1996. He served as President of the Predecessor from April 1996 through September 18, 1996, and as Vice President of Worldwide Logistics for Scott Paper Co. from 1992 through March 1996.

         Edward A. Leinss -- Mr. Leinss has been a director of the Company since it was founded in 1992. Mr. Leinss has been President and Chief Executive Officer of Ahlstrom Filtration, Inc., a manufacturer of filtration media, since 1989 and of its predecessor, Filtration Sciences, Inc., from 1981 to 1989.

         William J. Malooly -- Mr. Malooly has been a director of the Company since it was founded in 1992. Mr. Malooly has been the Chairman and Chief Executive Officer of Bank One, Green Bay since 1977.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL ONE.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During Fiscal 1997, the Board of Directors held four meetings. No director attended less than 75% of the meetings held by the Board of Directors and the committees on which he served.

         The Board of Directors has established an Executive Committee, an Audit Committee, and a Compensation Committee. The Board of Directors has not established a nominating committee.

         The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the business and affairs of the Company with certain exceptions. The Executive Committee is intended to serve in the event action must be taken by the Board at a time when convening a meeting of the entire Board is not feasible. Its current members are Samuel J. Bero, Robert
J. Simon and Patrick J. Garland. The Executive Committee did not meet during Fiscal 1997.

         The Audit Committee is authorized to review proposals of the Company's independent auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, review the scope of the annual audit, approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and review and discuss the audited financial statements with the auditors. Its current members are Robert
J. Simon, Edward A. Leinss and William J. Malooly. The Audit Committee held one meeting during Fiscal 1997.

         The Compensation Committee is authorized to review annual salaries and bonuses and has the authority to determine the recipients of stock options, the time or times at which stock options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each stock option. Its current members are Samuel J. Bero, Robert J. Simon and Patrick J. Garland. The Compensation Committee held one meeting during Fiscal 1997. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

COMPENSATION OF DIRECTORS

         Directors of the Company who are not employees of the Company receive an annual fee of $6,000, a payment of $1,000 for each Board meeting attended and a payment of $1,000 for each committee meeting attended. In addition, upon election or reelection to the Board at the Annual Meeting, each non-employee director shall receive an option to acquire 2,000 shares of Common Stock under the Company's 1993 Non-Employee Director Stock Option Plan. The stock options are exercisable immediately at an exercise price equal to the fair market value of the Common Stock on the date of the Annual Meeting, as determined in accordance with the terms of the plan.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         Executive officers serve at the discretion of the Board of Directors and are elected by the Board of Directors following each annual meeting of the stockholders. Set forth below is information regarding the names and ages of the executive officers of the Company, all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

NAME                      AGE        TITLE
----                      ---        -----
Louis LeCalsey III        58         Director, President and Chief Executive Officer
Gregory L. Wilemon        37         Chief Financial Officer, Chief Operating Officer, Secretary and
                                     Treasurer

         Information regarding the business experience of Mr. LeCalsey is provided under "Proposal One--Nomination and Election of Directors."

         Gregory L. Wilemon -- Mr. Wilemon has been Chief Financial Officer since September 18, 1995 and was appointed Secretary/Treasurer by the Board of Directors effective November 12, 1995 and Chief Operating Officer in September 1996. Mr. Wilemon had been Chief Operating Officer at Executive Roll Manufacturing from 1991 until May 1993. From 1993 until he rejoined the Company, Mr. Wilemon was Vice President of Finance at Great North American Companies. Prior to his earlier tenure with the Company, Mr. Wilemon was a Senior Business Planner with PepsiCo from 1987 to 1991.

EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid by the Company for each of the fiscal years ended September 30, 1997, 1996 and 1995 to the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company (the "Named Executive Officers") who received a total annual salary and bonus in excess of $100,000 in Fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                   ANNUAL COMPENSATION           COMPENSATION
                              -------------------------------------------------- ------------

                                                                                  SECURITIES          ALL
           NAME AND                                               OTHER ANNUAL    UNDERLYING         OTHER
      PRINCIPAL POSITION       FISCAL YEAR   SALARY     BONUS     COMPENSATION       OPTIONS     COMPENSATION
      ------------------       -----------   ------     -----     -------------  -------------   ------------
Louis LeCalsey III (1)  . . .     1997      $ 200,000  $ 95,000        $ -           50,000       $78,621(2)
     Director, President and      1996         94,627    21,700         -             9,569            -
     Chief Executive Officer      1995              -         -         -                 -            -


Gregory L. Wilemon (3)  . . .     1997        150,000    71,251         -            10,000            -
     Chief Financial Officer,     1996        125,000    48,750         -            17,908            -
     Chief Operating  Officer,    1995          4,553         -         -                 -            -

     Secretary and Treasurer

---------------
(1) Mr. LeCalsey became a Director, President and Chief Executive Officer of the Company effective October 1, 1997. Information regarding Mr. LeCalsey's employment agreement with the Company is provided under "--Employment Agreements." Mr. LeCalsey served as President of the Predecessor from April 1996 until he assumed his current position with the Company.

(2)      Represents reimbursed moving costs.

(3) Mr. Wilemon became Chief Financial Officer of the Company on September 18, 1995. See "--Employment Agreements."

EMPLOYMENT AGREEMENTS

         Mr. LeCalsey entered into an employment agreement with the Company effective September 19, 1996, under which Mr. LeCalsey will serve as the Company's President and Chief Executive Officer for an initial term of three years with successive one-year renewal terms. If the Company terminates Mr. LeCalsey's employment for cause, or as a result of his death or disability, the Company's obligation to compensate him immediately terminates. If Mr. LeCalsey is terminated without cause, the Company will be obligated to compensate him for the remaining term of the agreement or for a period of one year, whichever is greater. The employment agreement prohibits Mr. LeCalsey from competing with the Company while employed by the Company (or while receiving severance pay from the Company) and for one year after termination of his employment with the Company. Mr. LeCalsey's employment agreement provides for an annual base salary of $200,000, an annual bonus and various fringe benefits. Mr. LeCalsey's bonus is based upon a budget for pre-tax income determined by the Board of Directors.

         Mr. Wilemon entered into an employment agreement with the Company effective October 1, 1996, under which Mr. Wilemon will serve as Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer for an initial term of two years with successive one-year renewal terms. If the Company terminates Mr. Wilemon's employment for cause, or as a result of his death or disability, the Company's obligation to compensate him immediately terminates. If Mr. Wilemon is terminated without cause, the Company will be obligated to compensate him for the remaining term of the agreement or for a period of one year, whichever is greater. The employment agreement prohibits Mr. Wilemon from competing with the Company while employed by the Company (or while receiving severance pay from the Company) and for one year thereafter. Mr. Wilemon's employment agreement provides for an annual base salary of $150,000, an annual bonus and various fringe benefits. Mr. Wilemon's bonus is based upon a budget for pre-tax income determined by the Board of Directors.

OPTION GRANTS

         The following table sets forth the stock option grants made in Fiscal 1997 to each of the Company's Named Executive Officers. The table also sets forth the hypothetical gains that would exist for the options at the end of their five-year terms after vesting, assuming compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on market price on the grant date.


                                                                                                         POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED
                                                                                                        ANNUAL RATES OF STOCK
                                                                                                        PRICE APPRECIATION AT
                                                                                                           END OF FIVE YEAR
                                                              INDIVIDUAL                                    OPTION TERM (1)
                                         -----------------------------------------------------------    ------------------------
                                           NUMBER OF
                                            SHARES          % OF TOTAL       EXERCISE
                                          UNDERLYING     OPTIONS GRANTED       PRICE
                                            OPTIONS      TO EMPLOYEES IN        PER     EXPIRATION
                 NAME                       GRANTED(2)      FISCAL 1997       SHARE          DATE            5%          10%
                 ----                    -------------    --------------      ------    -------------   --------  ------------
                 Louis LeCalsey III         50,000             50%            $7.00        10/1/01      $96,699     $213,678

                 Gregory L. Wilemon         10,000             10%             6.75       11/07/01       18,649       41,209

-------------------

(1) "Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of future value of the Company's stock or of the stock price.

(2) Stock option grants vest in equal increments on each of the first three anniversaries of their date of grant.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information concerning the value of the unexercised options as of September 30, 1997 held by the Named Executive Officers. No options were exercised in Fiscal 1997 by any of the Named Executive Officers.


           AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND FISCAL 1997
                             YEAR-END OPTION VALUES


                                 NUMBER OF SHARES UNDERLYING             VALUE OF UNEXERCISED
                                UNEXERCISED OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                       1997 YEAR-END                    FISCAL 1997 YEAR-END (1)
                             ------------------------------------    ----------------------------

 NAME                          EXERCISABLE       UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
 ----                          -----------       -------------       -----------      -------------
 Louis LeCalsey III               3,190             56,379             $11,259       $191,268


 Gregory L. Wilemon               5,969             21,939               30,762        97,773


-------------------

         (1) The fair market value on September 30, 1997 of the Common Stock underlying the options was $10.38 per share.

                 REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company's executive compensation is supervised by the Compensation Committee of the Board of Directors. The functions of the Compensation Committee are to review general compensation policies and to review recommendations made regarding the salaries of executive officers. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

         In general, the Company compensates its executive officers through base salary, but may also consider cash bonuses and long-term incentive compensation. In addition, executive officers participate in benefit plans that are generally available to the Company's employees.

         The Compensation Committee's compensation policies for executive officers follow the Company's compensation policy for all employees. This policy emphasizes the principle that compensation should be commensurate with performance of the individual and the Company. With regard to the Chief Executive Officer (the "CEO"), the Compensation Committee considers a broad array of factors in establishing the CEO's base salary and bonus, including the salary and bonus payments for CEOs at companies in similar businesses. The CEO for Fiscal 1997 had an employment agreement with the Company that provided for a minimum base salary of $200,000.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction that may be claimed by a "public company" for total compensation in excess of $1 million paid to the chief executive officer or to any of the other four most highly compensated officers except to the extent that any compensation in excess of $1 million is paid pursuant to a performance-based plan. This provision became effective January 1, 1994 with respect to the Company. After considering the application of Section 162(m) to its compensation policies, the Committee has determined that the provisions of that Section would not affect the compensation of any of the officers named above. To the extent that this might not continue to be the case, the Committee would consider any changes necessary to conform to the provisions of that Section 162(m).

         The Compensation Committee determined the salary for the Company's CEO for Fiscal 1997 based on the foregoing factors.

                                                Respectfully submitted,

                                                Compensation Committee:

                                                   Samuel J. Bero
                                                   Patrick J. Garland
                                                   Robert J. Simon


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Bero and Mr. Simon serve on the Company's Compensation Committee. Mr. Bero was an officer of the Company from November 1993 until his retirement in June 1995 and Mr. Simon currently is a general partner of Bradford Associates.

         The Company leases one of its facilities from a partnership in which Samuel J. Bero and Patrick J. Garland are partners with two others. The lease has a five-year term that expires on February 28, 2001. The Company has options to renew the lease for an additional three-year term at a negotiable rental rate. The Company paid total rent of $124,500 to the partnership that is the lessor of this facility for Fiscal 1997. The Company believes that the terms of this lease are at least as favorable to the Company as could have been obtained from an unaffiliated party.

         The Company has made interest-free advances to Messrs. Bero and Garland and two other former stockholders of Tufco Industries, Inc. to purchase life insurance policies on their lives. The policies are collectively assigned to the Company, as security for the advances. As of September 30, 1997, the only outstanding advance in excess of $60,000 was $113,928 to Mr. Garland.

         Upon completion of the acquisition of ECC in January 1994, the Company amended an agreement with Bradford Ventures, Ltd. ("Bradford"), an affiliate of Bradford Venture Partners, L.P., a stockholder of the Company, and Mr. Simon, under which Bradford will provide various financial consulting services to the Company for an initial term of ten years, with successive automatic renewal terms of one year each unless terminated by either party. Under this agreement, Bradford has assisted the Company in structuring its initial public offering and the ECC acquisition and restructuring its long-term obligations. The Company expects to use the services of Bradford in the future for similar services as well as in any major transaction, such as loans, subsequent public offerings and acquisitions. The Company is obligated to pay Bradford an annual fee of $220,500 under the agreement, subject to a 5% annual increase, plus reasonable out-of-pocket expenses. During Fiscal 1997, the Company paid Bradford $220,500 in fees. The Company believes that the terms of the agreement with Bradford are at least as favorable to the Company as could be obtained from an unaffiliated party.

                               PERFORMANCE GRAPH

         The rules and regulations of the Securities and Exchange Commission require the presentation of a line graph comparing, over a period of five years (or such shorter period that a class of securities has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), the cumulative total stockholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Company.

         The graph below compares the performance of the Company's Common Stock with the performance of the NASDAQ Market Index and the MG Paper Products Group Index from January 21, 1994, when the Company's Common Stock became publicly traded, through September 30, 1997. The comparison assumes $100 was invested on January 21, 1994 in the Company's Common Stock and in each of the aforementioned indices and assumes reinvestment of dividends.


                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                           TUFCO TECHNOLOGIES, INC.,
             NASDAQ MARKET INDEX AND MG PAPER PRODUCTS GROUP INDEX

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of January 27, 1998 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each current director of the Company, (iii) each current Named Executive Officer, and (iv) all current directors and current Named Executive Officers of the Company as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse, and the individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

         Certain of the shares listed below are deemed to be owned beneficially by more than one stockholder under Rule 13d-3 of the Securities and Exchange Commission. Accordingly, the sum of the ownership percentages listed exceeds 100%.



                                                               AMOUNT AND NATURE OF           PERCENT OF
                                                               BENEFICIAL OWNERSHIP              CLASS
                                                               --------------------           ----------
 OVER 5% STOCKHOLDERS
 Robert J. Simon (1)(2)(3)(6)(7) . . . . . . . . . . . .               2,640,543                   58.0 %
 Barbara M. Henagan (1)(2)(3)(5) . . . . . . . . . . . .               2,629,345                   57.7
 Bradford Venture Partners, L.P. (1)(2)  . . . . . . . .               1,909,870                   41.9
 Overseas Equity Investors Partners (3)(4)(8)  . . . .                   709,870                   15.6

 OTHER DIRECTORS AND EXECUTIVE OFFICERS
 Patrick J. Garland (6)(9)(10) . . . . . . . . . . . . .                 211,841                    4.7
 Samuel J. Bero (6)(11)(12)  . . . . . . . . . . . . . .                 204,000                    4.5
 Louis LeCalsey III(13)  . . . . . . . . . . . . . . . .                  59,380                    1.3
 Robert E. Coghan (7)(16)  . . . . . . . . . . . . . . .                  11,842                    *
 C. Hamilton Davison, Jr. (7)  . . . . . . . . . . . . .                  11,842                    *
 Edward A. Leinss (7)  . . . . . . . . . . . . . . . . .                  17,605                    *
 William J. Malooly (7)  . . . . . . . . . . . . . . . .                  11,000                    *
 Gregory L. Wilemon (14) . . . . . . . . . . . . . . . .                  19,043                    *
 Directors and Executive Officers
   as a Group (9 persons) (1)(15)  . . . . . . . . . . .               3,181,172                   69.8

-----------
 * Less than one percent.
(1) The amounts shown for Mr. Simon and Ms. Henagan include the shares owned of record by Bradford Venture Partners, L.P. ("BVP"), as to which they may be deemed to share beneficial ownership due to their having voting and dispositive power over such shares. Bradford Associates, a general partnership of which such two persons are the partners, is the sole general partner of BVP and, as such, holds a 1% interest in that partnership.
(2) The address of the stockholder is 44 Nassau Street, Princeton, New Jersey 08542.
(3) The amounts shown for Mr. Simon and Ms. Henagan includes the shares owned of record by Overseas Equity
         Investors Partners ("OEIP"), as to which they may be deemed to share beneficial ownership due to their having voting power over such shares. Mr. Simon and Ms. Henagan serve as Co-Chairmen of the Board of Directors of the corporation that acts as the managing partner of OEIP. Bradford Associates holds a 1% partnership interest in OEIP, which may increase upon the satisfaction of certain contingencies related to the overall performance of OEIP's investment portfolio, and also acts as an investment advisor for OEIP.
(4) OEIP holds Non-Voting Common Stock of the Company. Non-Voting Common Stock is not entitled to vote on any matters except as a separate class on any amendment to the Company's Certificate of Incorporation adversely affecting OEIP's rights. The Non-Voting Common Stock is substantially equivalent to the Common

         Stock except for voting rights and the fact that Non-Voting Common Stock is convertible into Common Stock at any time on a one-for-one basis. Therefore, OEIP is deemed to be a beneficial owner of the Common Stock for purposes of the ownership table and, accordingly, the ownership percentage of OEIP reflects OEIP's stock ownership as if the Non-Voting Common Stock was converted into Common Stock. OEIP is the sole holder of Non-Voting Common Stock of the Company.

(5) The amount shown for Ms. Henagan includes 3,842 shares that she owns of record as trustee under two trusts for the benefit of a nephew and a niece of Ms. Henagan.

(6)      The stockholder is also a director of the Company.

(7) The amount shown includes 8,000 shares that may be acquired under options that are currently exercisable.

(8) The address of the stockholder is Clarendon House, Church Street, Hamilton 5-31, Bermuda.

(9) The amount shown includes 6,000 shares that may be acquired under options that are currently exercisable.

(10) The address of the stockholder is 3319 Capri Court, Green Bay, Wisconsin 54301.

(11) The amount shown includes 4,000 shares that may be acquired under options that are currently exercisable.

(12)     The address of the stockholder is 3322 New Plank Road, DePere, WI
         54115.

(13) The amount shown includes 19,856 shares that may be acquired under options that are currently exercisable.

(14) The amount shown includes 13,882 shares that may be acquired under options currently exercisable.

(15) The amount shown includes an aggregate of 83,738 shares that may be acquired under options that are currently exercisable.

(16) Mr. Coghan has decided not to seek re-election as a director of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of Forms 3, 4, and 5 (and any amendments thereto) furnished to the Company with respect to Fiscal 1997, or written representations from certain reporting persons that no Forms 5 were required, no person failed to disclose on a timely basis reports required by
Section 16(a) of the Exchange Act.

                                  PROPOSAL TWO
       APPROVAL OF AMENDMENT OF THE 1992 NON-QUALIFIED STOCK OPTION PLAN

GENERAL

         The Company adopted the 1992 Non-Qualified Stock Option Plan (the "1992 Plan") to retain and attract and provide incentives to officers and other key employees of the Company. The 1992 Plan, as of the Record Date, authorizes the issuance of up to 200,000 shares of Common Stock (an amount equal to 5.39% of the issued and outstanding shares of Common Stock on such date). Through January 27, 1997, options to purchase 194,072 shares of Common Stock were outstanding under the 1992 Plan. Accordingly, there remain only 5,928 shares of Common Stock available for issuance under the 1992 Plan. The Board of Directors believes that providing an increased availability of shares of Common Stock for issuance under the 1992 Plan is important in order for the Company to be able to grant long-term incentives to retain key executives and employees.

         On January 6, 1998, the Board of Directors unanimously voted to amend the 1992 Plan, subject to the approval of the stockholders, to increase the maximum number of shares of Common Stock available for issuance under the 1992 Plan to 400,000 shares of Common Stock.

         OVERVIEW OF 1992 PLAN

         The 1992 Plan is administered by the Board of Directors (the "Plan Committee"). The Plan Committee generally has the authority, within limitations set forth in the 1992 Plan, to establish rules and regulations concerning the 1992 Plan, to determine the persons to whom stock options ("Options") may be granted, the number of shares of Common Stock to be covered by each Option and the terms and provisions of the Options to be granted.

         Pursuant to the 1992 Plan, officers and key management personnel of the Company may be offered the opportunity to acquire shares of Common Stock through the grant of non-qualified Options.

         The number of shares of Common Stock which may be granted under the 1992 Plan or for which any outstanding Options are exercisable is subject to customary anti-dilution provisions. The maximum term of any Option granted pursuant to the 1992 Plan is five years from the date of grant. Shares of Common Stock subject to Options granted under the 1992 Plan which expire, terminate or are canceled without having been exercised in full become available again for Option grants.

         The 1992 Plan provides that the exercise price of an Option will be fixed by the Plan Committee on the date of grant, but may not be less than the fair market value of the Common Stock on the date of grant. The Options become exercisable at such time as the Plan Committee shall determine and are exercisable by the holder thereof subject to terms fixed by the Plan Committee. Options are exercisable immediately upon the termination of the holder's employment by the Company for any reason other than (i) total disability (as defined in the 1992 Plan), (ii) death, (iii) cause (as defined in the 1992
Plan) or (iv) retirement, to the extent otherwise exercisable on the date of such termination, for a period of 45 days after the date of such termination. In the event of termination resulting from retirement or total disability, such Options shall be exercisable for a period of three months after such termination. In the event of termination resulting from death, such Options shall be exercisable for a period of one year from the date of death. In the event of termination for cause, all Options shall automatically terminate as of the termination date.

         The 1992 Plan may be terminated and may be modified or amended by the Board of Directors at any time. No such termination, modification or amendment of the 1992 Plan will alter or affect the terms of any then-outstanding Options without the consent of the holders thereof.

BENEFITS TO CERTAIN PERSONS UNDER THE 1992 PLAN

         As described above, the employees of the Company and its subsidiaries who will receive awards under the 1992 Plan and the size of the awards are generally to be determined by the Plan Committee in its discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees or to determine the benefits or amounts that will be received or allocated to such persons under the 1992 Plan, as amended.

         The following table sets forth certain information concerning the grant of Options under the 1992 Plan as of the Record Date, including Options to purchase 74,072 shares, which 74,072 Options are contingent upon stockholder approval of the proposed amendment of the 1992 Plan.


                                                             NUMBER OF STOCK    NUMBER OF     Exercise Price of
                                                             OPTIONS            CONTINGENT    Contingent
          NAME                                                     HELD           OPTIONS          Options
          ----                                               ---------------   ----------     -----------------
          Louis LeCalsey III  . . . . . . . . . . . . . .        59,569           30,000            $9.50
          Gregory L. Wilemon  . . . . . . . . . . . . . .        27,908           13,500             9.50
          All employees (other than the Named Executive
          Officers) as a group  . . . . . . . . . . . . .       112,523           20,572             9.50
                                                                                  10,000            11.00

CERTAIN FEDERAL INCOME TAX MATTERS

         The federal income tax consequences to an individual who receives non-qualified Options generally will, under current law, be as follows:

         An individual will not realize any income at the time the Option is granted. Generally, an individual will realize ordinary income, at the time the Option is exercised, in a total amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price. However,
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") provides that, if an officer or principal stockholder (i.e., an owner of more than 10% of the outstanding Common Stock) receives Common Stock pursuant to the exercise of a non-qualified stock option, he or she is not required to recognize any income until the date on which such shares can be sold at a profit without liability under Section 16(b) of the Securities Exchange Act of 1934, as amended. At such time, the officer or principal stockholder will realize income equal to the amount by which the then fair market value of the Common Stock acquired pursuant to the exercise of such Option exceeds the price paid for such Common Stock. Alternatively, an officer or principal stockholder who would not otherwise be taxed at the time the Common Stock is transferred may file a written election, within 30 days of such transfer, with the Internal Revenue Service, to be taxed as of the date of transfer, on the difference between the then fair market value of the Common Stock and the price paid for such Common Stock.

         All income realized upon the exercise of a non-qualified Option will be taxed as ordinary income. The Company will be entitled to a tax deduction (as compensation) for the amount taxable to an individual (including an officer and principal stockholder) upon the exercise of a non-qualified Option, as described above, in the same year as those amounts are taxable to the individual.

         Common Stock issued pursuant to the exercise of a non-qualified Option generally will constitute a capital asset in the hands of an individual (including an officer or principal stockholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period of such individual will commence upon the date he or she exercises the non-qualified Option. The individual's basis in the Common Stock will be equal to the greater of their fair market value as of that date or the amount paid for such Common Stock. If, however, an individual uses Common Stock which he or she owns to pay, in whole or in part, the exercise price for Common Stock acquired pursuant to the exercise of a non-qualified Option, (a) the holding period for the newly issued Common Stock equal in value to the old Common Stock which was surrendered upon the exercise shall include the period during which the old Common Stock was held, (b) the individual's basis in such newly issued Common Stock will be the same as his or her basis in the surrendered Common Stock, (c) no gain or loss will be realized by the individual on the old Common Stock surrendered, and (d) the individual will realize ordinary income in an amount equal to the fair market value of the additional number of shares of Common Stock received over and above the number of old shares of Common Stock surrendered.

         The foregoing summary with respect to federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.


STOCKHOLDER VOTE REQUIRED

         Adoption of Proposal Two requires approval by the holders of a majority of shares of Common Stock present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions may be specified on this proposal. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AS SET FORTH IN PROPOSAL TWO.

                                 PROPOSAL THREE
       APPROVAL OF AMENDMENT OF THE 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

         The Company adopted the 1993 Non-Qualified Stock Option Plan (the "1993 Plan") to retain and attract non- employee directors of outstanding ability. The 1993 Plan, as of the Record Date, authorizes the issuance of up to 50,000 shares of Common Stock (an amount equal to 1.35% of the issued and outstanding shares of Common Stock on such date). Through January 27, 1997, Options to purchase 50,000 shares of Common Stock were outstanding under the 1993 Plan. Accordingly, there are no additional shares of Common Stock available for issuance under the 1993 Plan. The Board of Directors believes that providing an increased availability of shares of Common Stock for issuance under the 1993 Plan is important in order for the Company to be able to grant long-term incentives to retain and attract directors.

         On January 6, 1998, the Board of Directors unanimously voted to amend the 1993 Plan, subject to the approval of the stockholders, to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan to 100,000 shares of Common Stock.


OVERVIEW OF 1993 PLAN

         The 1993 Plan is administered by the Plan Committee. The Plan Committee generally has the authority, within limitations set forth in the 1993 Plan, to establish rules and regulations concerning the 1993 Plan, to determine the persons to whom Options may be granted, the number of shares of Common Stock to be covered by each Option and the terms and provisions of the Options to be granted.

         Pursuant to the 1993 Plan, non-employee directors of the Company may be offered the opportunity to acquire shares of Common Stock through the grant of non-qualified Options.

         The number of shares of Common Stock which may be granted under the 1993 Plan or for which any outstanding Options are exercisable is subject to customary anti-dilution provisions. The maximum term of any Option granted pursuant to the 1993 Plan is [five years] from the date of grant. Shares of Common Stock subject to Options granted under the 1993 Plan which expire, terminate or are canceled without having been exercised in full become available again for Option grants.

         The 1993 Plan provides that the exercise price of an Option will be fixed by the Plan Committee on the date of grant, but may not be less than the fair market value of the Common Stock on the date of grant. The Options are immediately exercisable by the recipient upon the termination of the holder's employment by the Company for any reason other than (i) total disability (as defined in the 1993 Plan), (ii) death, or (iii) retirement, to the extent otherwise exercisable on the date of such termination, for a period of 45 days after the date of such termination. In the event of termination resulting from retirement or total disability, such Options shall be exercisable for a period of three months after such termination. In the event of termination resulting from death, such Options shall be exercisable for a period of one year from the date of death.

         The 1993 Plan may be terminated and may be modified or amended by the Board of Directors at any time. No such termination, modification or amendment of the 1993 Plan will alter or affect the terms of any then-outstanding Options without the consent of the holders thereof.

BENEFITS TO CERTAIN PERSONS UNDER THE 1993 PLAN

         Each non-employee director shall receive immediately exercisable Options to purchase 2,000 shares of Common Stock upon election or re-election to the Board at each annual meeting of stockholders. If this proposal is approved and if they are re-elected to the Board, Messrs. Simon, Bero, Davison, Garland, Leinss and Malooly will each receive Options to purchase 2,000 shares of Common Stock.

CERTAIN FEDERAL INCOME TAX MATTERS

         The federal income tax consequences to an individual who receives non-qualified Options are outlined under "Proposal Two-Approval of Amendment of the 1992 Non-Qualified Stock Option Plan-Certain Federal Income Tax Matters."

STOCKHOLDER VOTE REQUIRED

         Adoption of Proposal Three requires approval by the holders of a majority of shares of Common Stock present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions may be specified on this proposal. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AS SET FORTH IN PROPOSAL THREE.

                                 PROPOSAL FOUR
                      RATIFICATION OF INDEPENDENT AUDITORS

         The stockholders are asked to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for Fiscal 1998. The selection was based upon the recommendation of the Audit Committee.

         Effective March 11, 1996, the Company dismissed its independent auditors for the fiscal year ended September 30, 1995 ("Fiscal 1995"), Wipfli Ullrich Bertelson, and retained as its new independent auditors, Deloitte & Touche LLP. Wipfli Ullrich Bertelson's Independent Auditors' Report on the Company's financial statements for Fiscal 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended by the Audit Committee and approved by the Board of Directors on March 11, 1996. During Fiscal 1995 and through March 11, 1996, there were no disagreements between the Company and Wipfli Ullrich Bertelson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli Ullrich Bertelson, would have caused it to make reference to the subject matter of the disagreements in connection with the report.

         During Fiscal 1995 and through March 11, 1996, the Company did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or any audit opinion.

         Representatives of Deloitte & Touche LLP will be available by teleconference at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

         Adoption of Proposal Four requires approval by the holders of a majority of shares of Common Stock present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998.

                             STOCKHOLDER PROPOSALS

         A proper proposal submitted by a stockholder for presentation at the Company's 1999 Annual Meeting and received by the Corporate Secretary at the Company's principal executive office no later than October 13, 1998 will be included in the Proxy Statement and Proxy related to the 1999 Annual Meeting.

                                 OTHER BUSINESS

         Management of the Company knows of no other business that will be presented at the Annual Meeting. If other matters requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under the Proxies will vote and act according to their best judgment.

                                    EXPENSES

         The expense of preparing, printing, and mailing proxy materials to the Company's stockholders will be borne by the Company. In addition to the solicitation of Proxies by use of the mail, Proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees of the Company, none of whom will receive additional compensation therefor. Brokerage houses, nominees and other similar record holders will be requested to forward proxy materials to the beneficial owners of the Common Stock and will be reimbursed by the Company upon request for their reasonable out-of-pocket expenses.

                                 ANNUAL REPORT

         The Company has provided without charge a copy of the Annual Report to Stockholders for Fiscal 1997 to each person being solicited by this Proxy Statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). All such requests should be directed to: Gregory L. Wilemon, Corporate Secretary, Tufco Technologies, Inc., 4800 Simonton Road, Dallas, Texas 75244.

--------------------------------------------------------------------------------

                                                                           PROXY
                            TUFCO TECHNOLOGIES, INC.

               ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 24, 1998
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TUFCO
                               TECHNOLOGIES, INC.

    The undersigned hereby appoints ROBERT J. SIMON and GREGORY L. WILEMON, and each of them, jointly and severally, as proxies, each with full power of substitution, to vote all of the undersigned's shares of Common Stock held of record on January 23, 1998, at the 1998 Annual Meeting of Stockholders or at any postponements or adjournments thereof.

    This Proxy, when properly executed, will be voted in accordance with the directions made on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST FOUR PROPOSALS. THE PROXIES WILL VOTE WITH RESPECT TO THE FIFTH PROPOSAL ACCORDING TO THEIR BEST JUDGMENT.

1. ELECTION OF DIRECTORS              FOR all nominees listed below (except as  [ ] WITHHOLD AUTHORITY to vote for  [ ]
                                      marked below to the contrary)                 all nominees listed below

   (Samuel J. Bero, C. Hamilton Davison, Jr., Patrick J. Garland, Louis LeCalsey III, Edward A. Leinss, William J. Malooly and Robert J. Simon)

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name above.

2. AMENDMENT OF THE COMPANY'S 1992 NON-QUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

                FOR    [ ]                               AGAINST    [ ]                             ABSTAIN    [ ]

3. AMENDMENT OF THE COMPANY'S 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

                FOR    [ ]                               AGAINST    [ ]                             ABSTAIN    [ ]

4. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE 1998 FISCAL YEAR.

                FOR    [ ]                               AGAINST    [ ]                             ABSTAIN    [ ]

                  (Continued and to be Signed on Reverse Side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

    Please sign exactly as name appears below. When shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                                Dated:                    , 1998

                                                ------------------------- (SEAL)
                                                Signature

                                                --------------------------------
                                                Signature if shares held in more
                                                than one name

                                                PLEASE MARK, SIGN, DATE AND
                                                PROMPTLY RETURN THIS PROXY IN
                                                THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------